UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2021

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Follow-On Offering Update

On February 19, 2021, CNL Strategic Capital, LLC (the "Company") filed a registration statement on Form S-1 (Registration No. 333-253295) with the Securities and Exchange Commission in connection with the proposed follow-on offering of up to $1,100,000,000 in shares, including approximately $100,000,000 in shares to be issued pursuant to its distribution reinvestment plan (the "Follow-On Offering"). As permitted under applicable securities laws, the Company will continue to offer shares in its current initial public offering (the "Initial Public Offering") until the registration statement for the Follow-On Offering is declared effective, upon which the registration statement for the Initial Public Offering will be deemed terminated. However, the board of directors of the Company (the “Board”) may terminate the Initial Public Offering at any time.

Subject to the receipt of all necessary regulatory approvals, the Company will seek effectiveness of the registration statement for the Follow-On Offering on or about November 1, 2021. If the registration statement for the Follow-On Offering is declared effective on November 1, 2021, the last monthly sweep for the Initial Public Offering would be held on October 29, 2021.

The Follow-On Offering is subject to change prior to effectiveness and there is no assurance the Company will commence the Follow-On Offering. In addition, some states will require the Company to renew registration annually in order to continue offering the Company's shares beyond the initial registration period in such states. An investor's ability to purchase shares and submit shares for repurchase will not be affected by the expiration of the Initial Public Offering and the commencement of the Follow-On Offering.

Determination of Net Asset Value for Outstanding Shares for the month ended July 31, 2021

On August 19, 2021, the Board has determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of July 31, 2021:

Month Ended July 31, 2021	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$ 148,863,330	$ 39,171,897	$ 30,558,297	$ 22,561,579	$ 120,347,781	$ 57,989,286	$ 419,492,170
Number of Outstanding Shares	4,568,537	1,260,892	990,536	740,025	3,828,174	1,770,386	13,158,550
Net Asset Value, Per Share	$ 32.58	$ 31.07	$ 30.85	$ 30.49	$ 31.44	$ 32.76
Net Asset Value, Per Share Prior Month	$32.40	$30.92	$30.73	$30.35	$31.28	$32.56
Increase in Net Asset Value, Per Share from Prior Month	$0.18	$0.15	$0.12	$0.14	$0.16	$0.20

The increase in the Company’s net asset value per share for each applicable share class for the month ended July 31, 2021 was driven by increases in the fair value of five out of eight of the Company’s portfolio company investments.  The fair value of one of the Company’s portfolio company investments decreased, and two did not change.

Public Offering Price Adjustment

On August 19, 2021, the Board approved the new per share public offering price for each share class in the Initial Public Offering. The new public offering prices will be effective as of August 26, 2021 and will be used for the Company’s next monthly closing for subscriptions on August 31, 2021. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of July 31, 2021. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Initial Public Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$ 33.96	$32.39	$ 30.49	$ 31.44
Selling Commissions, Per Share	$ 2.04	$ 0.97
Dealer Manager Fees, Per Share	$ 0.85	$ 0.57

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On August 19, 2021, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
September 29, 2021	October 12, 2021	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, 3-Year Average Annual Return (“AAR”), and cumulative total returns to July 31, 2021, with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	3-Year AAR(3)	Cumulative Total Return(4)	Cumulative Return Period
Class FA (no sales load)	11.2%	18.5%	41.5%	13.8%	51.3%	February 7, 2018 – July 31, 2021
Class FA (with sales load)	3.9%	10.8%	32.3%	10.8%	41.4%	February 7, 2018 – July 31, 2021
Class A (no sales load)	10.7%	17.6%	36.5%	12.2%	44.7%	April 10, 2018 – July 31, 2021
Class A (with sales load)	1.3%	7.6%	24.9%	8.3%	32.4%	April 10, 2018 – July 31, 2021
Class I	10.8%	17.7%	37.8%	12.6%	46.2%	April 10, 2018 – July 31, 2021
Class T (no sales load)	9.7%	15.7%	31.5%	10.5%	37.8%	May 25, 2018 – July 31, 2021
Class T (with sales load)	4.5%	10.2%	25.3%	8.4%	31.2%	May 25, 2018 – July 31, 2021
Class D	10.4%	16.8%	32.2%	10.7%	37.4%	June 26, 2018 – July 31, 2021
Class S (no sales load)	11.5%	19.1%	N/A	N/A	25.7%	March 31, 2020 – July 31, 2021
Class S (with sales load)	7.6%	14.9%	N/A	N/A	21.3%	March 31, 2020 – July 31, 2021

(1) For the period from January 1, 2021 through July 31, 2021.

(2) For the period from August 1, 2020 through July 31, 2021.

(3) For the period from August 1, 2018 through July 31, 2021. The AAR adds the annual return for each of the last three years together and divides the sum by three.

(4) For the period from the date the first share was issued for each respective share class through July 31, 2021.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution" section in the Company’s Prospectus. Class I and D have no upfront sales load.

For the year to date period ended July 31, 2021, and for the years ended December 31, 2020, 2019 and 2018, distributions were paid from multiple sources and these sources included net investment income before expense support of 6.1%, 42.3%, 61.7% and 85.2%, reimbursable expense support of 63.7%, 33.2%, 23.5% and 11.1%, and offering proceeds of 30.2%, 24.5%, 14.8% and 3.7%, respectively.  For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.  For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The Company may be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. As of the date of this current report, management believes that reimbursement of expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company's investments have been impacted by the COVID-19 pandemic, please see Note 4. “Fair Value of Financial Instruments” in Item 1. “Financial Statements” in Part I of the Company’s quarterly report on Form 10-Q for the three months ended June 30, 2021. Please also see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 pandemic has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the ongoing COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2021		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer